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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     Commission File Number:
               JUNE 17, 1999                                  1-10210




                                  eGLOBE, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


                DELAWARE                                     13-3486421
                --------                                     ----------
    (State or other jurisdiction                           (IRS Employer
          of incorporation)                            Identification Number)


                   2000 PENNSYLVANIA AVENUE, N.W., SUITE 4800
                             WASHINGTON, D.C. 20006
              (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (303) 691-2115

                            EXECUTIVE TELECARD, LTD.
          (Former name or former address, if changed since last report)





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                                  EGLOBE, INC.

ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

         On June 17, 1999 (the "Closing Date"), eGlobe, Inc., formerly known as Executive TeleCard, Ltd., ("eGlobe"), through its new subsidiary Vogo Networks, LLC ("Vogo"), acquired substantially all of the assets of Connectsoft
Communications Corporation ("CCC") and Connectsoft Holding Corp. ("Connectsoft"), wholly owned subsidiaries of American United Global, Inc. ("AUGI").

         In the transaction, eGlobe acquired software and related technology and intellectual property, as well as a talented and dedicated development team and a half million dollars in cash.

         The purchase price consisted of preferred stock of eGlobe and the assumption of debt by eGlobe and Vogo totalling approximately $8 million: (1) Vogo has assumed approximately $5 million in liabilities of CCC and Connectsoft, consisting primarily of long-term lease obligations; (2) eGlobe has issued to AUGI its 6% Series G Cumulative Convertible Redeemable Preferred Stock (the "Series G Preferred Stock"), having a liquidation value of $3 million (the "Liquidation Preference"); and (3) eGlobe has issued a note (the "eGlobe Note") to AUGI in the amount of $500,000.

         The terms of the Series G Preferred Stock are set forth in the Certificate of Designations, Rights and Preferences of the Series G Preferred Stock, which is attached hereto as Exhibit 4.1. The Series G Preferred Stock must be redeemed by eGlobe for cash in an amount equal to the Liquidation Preference on the earlier to occur of five years from the Closing Date or the first date that eGlobe receives in any transaction or series of transactions any equity financing of at least $25 million. The Series G Preferred Stock is convertible from and after October 1, 1999 at the option of the holder, with a conversion price equal to 75% of the market price of eGlobe stock at the time of conversion (but not less than $3.00 per share). The holders of the Series G Preferred Stock are entitled to receive cumulative annual dividends of 6.0% of the Liquidation Preference payable, at the option of eGlobe, in cash, in shares of eGlobe common stock, or a combination of cash and eGlobe common stock.

         The acquisition was effected under an Asset Purchase Agreement, dated as of July 10, 1998, as amended, most recently by an amendment dated June 17, 1999 (the "Purchase Agreement") and related documents.

         The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the transaction documents


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attached hereto,  each of which is incorporated  herein by reference.  A copy of the press release, dated June 15, 1999, issued by eGlobe regarding the above-described transaction is attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired.

         It is not practicable to provide the required financial statements for Vogo at this time. The statements will be filed as soon as they are prepared and not later than August 31, 1999.

         (b) Pro Forma Financial Information.

         It is not practicable to provide the required pro forma financial statements for Vogo at this time. The statements will be filed as soon as they are prepared and not later than August 31, 1999.

         (c) Exhibits.

2.1 Asset Purchase Agreement, dated July 10, 1998, by and among Executive TeleCard, Ltd., American United Global, Inc., Connectsoft Communications Corporation, Connectsoft Holding Corp., and C-Soft Acquisition Corp.

2.2 Amendment No. 1 to Asset Purchase Agreement, dated July 30, 1998, by and among Executive TeleCard, Ltd., American United Global, Inc., Connectsoft Communications Corporation, Connectsoft Holding Corp., and C-Soft Acquisition Corp.

2.3 Amendment No. 2 to Asset Purchase Agreement, dated August _, 1998, by and among Executive TeleCard, Ltd., American United Global, Inc., Connectsoft Communications Corporation, Connectsoft Holding Corp., and C-Soft Acquisition Corp.

2.4 Amendment No. 3 to Asset Purchase Agreement, dated June 17, 1999, by and among Executive TeleCard, Ltd., American United Global, Inc., Connectsoft Communications Corporation, Connectsoft Holding Corp., and C-Soft Acquisition Corp.

2.5 Assignment and Assumption Agreement, dated as of June 17, 1999, by and among Vogo Networks, LLC, Connectsoft Communications Corporation, and Connectsoft Holding Corp.


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4.1      Certificate  of  Designations,  Rights  and  Preferences  of  Series  G
         Cumulative   Convertible   Redeemable   Preferred  Stock  of  Executive
         TeleCard, Ltd.

4.2 Form of Promissory Note payable to American United Global, Inc. in the aggregate principal amount of $500,000.

4.3      Form  of  Promissory   Note  payable  to   Connectsoft   Communications
         Corporation in the aggregate principal amount of $200,000.

4.4 Registration Rights Agreement, dated as of June 17, 1999, by and between Executive TeleCard, Ltd. and American United Global, Inc.

10.1 Security Agreement, dated as of June 17, 1999, by and between American United Global, Inc. and Vogo Networks, LLC

99.1 Press Release, dated June 15, 1999, regarding the Purchase Agreement and the transactions contemplated thereby.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      eGLOBE, INC.


Date:  July 2, 1998                   By:  /s/ Graeme S.R. Brown
                                           -----------------------------
                                           Graeme S.R. Brown
                                           Associate General Counsel


                                      -5-
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

                                          EXHIBIT INDEX

Exhibit                             Description                                   Page
-------                             -----------                                   ----

2.1      Asset Purchase  Agreement,  dated July 10, 1998, by and among Executive
         TeleCard,    Ltd.,   American   United   Global,   Inc.,    Connectsoft
         Communications  Corporation,  Connectsoft  Holding  Corp.,  and  C-Soft
         Acquisition Corp.

2.2 Amendment No. 1 to Asset Purchase Agreement, dated July 30, 1998, by and among Executive TeleCard, Ltd., American United Global, Inc.,
         Connectsoft Communications Corporation,  Connectsoft Holding Corp., and
         C-Soft Acquisition Corp.

2.3 Amendment No. 2 to Asset Purchase Agreement, dated August _, 1998, by and among Executive TeleCard, Ltd., American United Global, Inc.,
         Connectsoft Communications Corporation,  Connectsoft Holding Corp., and
         C-Soft Acquisition Corp.

2.4 Amendment No. 3 to Asset Purchase Agreement, dated June 17, 1999, by and among Executive TeleCard, Ltd., American United Global, Inc.,
         Connectsoft Communications Corporation,  Connectsoft Holding Corp., and
         C-Soft Acquisition Corp.

2.5 Assignment and Assumption Agreement, dated as of June 17, 1999, by and among Vogo Networks, LLC, Connectsoft Communications Corporation, and
         Connectsoft Holding Corp.

4.1      Certificate  of  Designations,  Rights  and  Preferences  of  Series  G
         Cumulative   Convertible   Redeemable   Preferred  Stock  of  Executive
         TeleCard, Ltd.

4.2 Form of Promissory Note payable to American United Global, Inc. in the aggregate principal amount of $500,000.

4.3      Form  of  Promissory   Note  payable  to   Connectsoft   Communications
         Corporation in the aggregate principal amount of $200,000.



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4.4      Registration  Rights  Agreement,  dated  as of June  17,  1999,  by and between Executive TeleCard, Ltd. and American United Global, Inc.

10.1     Security Agreement,  dated as of June 17, 1999, by and between American
         United Global, Inc. and Vogo Networks, LLC.

99.1 Press Release, dated June 15, 1999, regarding the Purchase Agreement and the transactions contemplated thereby.
